Exhibit (j)(i) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 18 to Form N-1A Registration Statement of FirstMerit Equity Fund of our report dated January 11, 2000, on the financial statements as of November 30, 1999, of FirstMerit Equity Fund, included in or made a part of this registration statement.



                                                          /s/ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP



Boston, Massachusetts
January 26, 2000